UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2025

SecureWorks Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37748	27-0463349
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway NE Suite 500 Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 327-6339

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SCWX	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K (this “Current Report”) is being filed in connection with the consummation, on February 3, 2025 (the “Closing Date”), of the Merger (as defined below) pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among SecureWorks Corp., a Delaware corporation (the “Company”), Sophos Inc., a Massachusetts corporation (“Parent”) and Project Green Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a direct, wholly owned subsidiary of Parent (“Merger Sub” and together with Parent, the “Buyer Parties”). Pursuant to the Merger Agreement, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly owned subsidiary of Parent (the “Merger”). Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

Item 1.02.	Termination of a Material Definitive Agreement.

Concurrently with the closing of the Merger, SecureWorks, Inc., a subsidiary of the Company, paid all outstanding fees and expenses and terminated all credit commitments outstanding under that certain Sixth Amended and Restated Revolving Credit Agreement (the “Revolving Credit Agreement”) dated as of March 23, 2023, as amended by that certain First Amendment to Sixth Amended and Restated Revolving Credit Agreement dated as of September 6, 2023, among SecureWorks, Inc., a Georgia corporation, as borrower, and Dell USA L.P., a Texas limited partnership and a wholly owned subsidiary of Dell Inc., as lender, and the Revolving Credit Agreement was terminated.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and in Items 3.03, 5.01, 5.02 and 5.03 of this Current Report is incorporated herein by reference.

At the effective time of the Merger (the “Effective Time”), each share of Class A common stock of the Company, par value $0.01 per share (the “Class A Common Stock”) and Class B common stock of the Company, par value $0.01 per share (the “Class B Common Stock” and together with Class A Common Stock, the “Company Common Stock”) that is issued and outstanding as of immediately prior to the Effective Time (other than Dissenting Shares or shares of Company Common Stock (i) held in the Company’s treasury, (ii) owned by Parent, Merger Sub or their respective direct or indirect wholly owned subsidiaries or (iii) owned by any direct or indirect wholly owned subsidiary of the Company) was converted into the right to receive cash in an amount equal to $8.50, without interest thereon and less any applicable Tax withholdings (the “Per Share Amount”).

Pursuant to the Merger Agreement, at the Effective Time, by virtue of the Merger:

(i)	each (a) Vested Company Stock Option outstanding immediately prior to the Effective Time was canceled as of immediately prior to the Effective Time (without regard to the exercise price of such Vested Company Stock Option) in exchange for the right to receive a lump-sum cash payment, less applicable Tax withholdings, in the amount of the Option Consideration, if any, with respect to such Vested Company Stock Option and (b) Unvested Company Stock Option outstanding immediately prior to the Effective Time was canceled as of immediately prior to the Effective Time (without regard to the exercise price of such Unvested Company Stock Option) in exchange for the right to receive an aggregate amount in cash, without interest, less applicable Tax withholdings in the amount of the Option Consideration, if any, with respect to such Unvested Company Stock Option and which will vest and become payable subject to such Unvested Company Stock Option’s terms, conditions and vesting schedule (including time-based or service-based vesting conditions and any terms related to vesting acceleration upon termination of employment and change in control treatment), except that if the per-share exercise price of any such Company Stock Option, whether vested or unvested, was equal to or greater than the Per Share Amount, such Company Stock Option was canceled and terminated without any cash payment being made in respect thereof;
(ii)	each (a) Vested Company Restricted Share outstanding immediately prior to the Effective Time was canceled and converted into the right to receive an amount in cash equal to the Per Share Amount less applicable Tax withholdings and (b) Unvested Company Restricted Share outstanding

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immediately prior to the Effective Time was canceled as of immediately prior to the Effective Time in exchange for the right to receive an aggregate amount in cash equal to the Per Share Amount, less applicable Tax withholdings, that will vest and become payable subject to such Unvested Company Restricted Share’s terms, conditions and vesting schedule (including time-based or service-based vesting conditions and any terms related to vesting acceleration upon termination of employment and change in control treatment);
(iii)	each (a) Vested Company RSU award outstanding immediately prior to the Effective Time was canceled as of immediately prior to the Effective Time in exchange for the right to receive, in full satisfaction of the rights of such holder with respect thereto, a lump-sum cash payment equal to the Per Share Amount less applicable Tax withholdings multiplied by the aggregate number of Shares of Company Common Stock subject to such Vested Company RSU award immediately before the Effective Time and (b) Unvested Company RSU award outstanding immediately prior to the Effective Time was canceled as of immediately prior to the Effective Time in exchange for the right to receive an aggregate amount in cash equal to the Per Share Amount less applicable Tax withholdings multiplied by the aggregate number of Shares of Company Common Stock subject to such Unvested Company RSU award immediately before the Effective Time that will vest and become payable subject to such Unvested Company RSU award’s terms, conditions and vesting schedule (including time-based or service-based vesting conditions and any terms related to vesting acceleration upon termination of employment and change in control treatment); and
(iv)	each (a) Vested Company PSU award outstanding immediately prior to the Effective Time was canceled as of immediately prior to the Effective Time in exchange for the right to receive a lump-sum cash payment equal to the Per Share Amount less applicable Tax withholdings multiplied by the aggregate number of Shares of Company Common Stock subject to such Vested Company PSU award immediately before the Effective Time and (b) Unvested Company PSU award outstanding immediately prior to the Effective Time was deemed achieved at the greater of target or actual performance level through the Effective Time and was canceled as of immediately prior to the Effective Time in exchange for the right to receive an aggregate amount in cash equal to the Per Share Amount less applicable Tax withholdings multiplied by the aggregate number of Shares of Company Common Stock subject to such Unvested Company PSU award immediately before the Effective Time that will vest and become payable subject to such Unvested Company PSU award’s terms, conditions and vesting schedule (excluding any applicable performance-based vesting conditions but including time-based or service-based vesting conditions and any terms related to vesting acceleration upon termination of employment and change in control treatment).

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 21, 2024, and which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Items 2.01 and 3.03 of this Current Report is incorporated herein by reference.

On February 3, 2025, the Company: (i) notified the Nasdaq Global Select Market (“Nasdaq”) of the effectiveness of the Merger; and (ii) requested that Nasdaq (x) suspend trading of the Class A Common Stock prior to the opening of trading on February 4, 2025, and (y) file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to delist and deregister the Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on February 3, 2025.

After the Form 25 becomes effective, the Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 requesting the deregistration of the Class A Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Class A Common Stock.

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Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.03, 5.02 and 5.03 of this Current Report is incorporated herein by reference.

As a result of the consummation of the Merger on February 3, 2025, a change in control of the Company occurred and the Company became a wholly owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report is incorporated herein by reference.

In accordance with the terms of the Merger Agreement, (i) each of Michael S. Dell, William Cary, Pamela Daley, Mark J. Hawkins, Kyle Paster, Wendy Thomas and Yagyensh C. Pati resigned from his or her respective position as a member of the Company’s Board of Directors, and any committee thereof and (ii) Donald Blach, James Dildine, Ira Heffan and Joseph Levy became directors of the Company, in each case, effective as of the Effective Time.

In accordance with the terms of the Merger Agreement, the officers of the Company immediately prior to the Effective Time will remain officers of the Company following the Merger.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report is incorporated herein by reference.

In accordance with the terms of the Merger Agreement, as of the Effective Time, the Company’s certificate of incorporation and its bylaws, as in effect immediately prior to the Effective Time, were each amended and restated in their entirety, as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report, and are incorporated herein by reference.

Item 8.01.	Other Events.

On February 3, 2025, the Company and Parent issued a joint press release announcing the completion of the Merger. A copy of the joint press release is attached as Exhibit 99.1 and incorporated herein by reference.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of October 21, 2024, by and among Sophos Inc., Project Green Merger Sub, Inc. and SecureWorks Corp.* (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 21, 2024).

3.1	Second Amended and Restated Certificate of Incorporation of SecureWorks Corp.

3.2	Second Amended and Restated Bylaws of SecureWorks Corp.

99.1	Joint Press Release, dated February 3, 2025

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

*	The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SecureWorks Corp.

Date: February 3, 2025	By:	/s/ Alpana Wegner
	Name:	Alpana Wegner
	Title:	Chief Financial Officer
(Duly Authorized Officer)

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